Private Placement Liability and Private Placement Derivative	12 Months Ended
Dec. 31, 2024
Disclosure private placement liability and private placement derivative [abstract]
Private Placement Liability and Private Placement Derivative
20.
PRIVATE PLACEMENT LIABILITY AND PRIVATE PLACEMENT DERIVATIVE

As of December 31, 2023, the Group’s Private Placement liability was $1,394.6 million and the fair value of the Private Placement derivative was $2,640.8 million.

As described in Note 1, in connection with the IPO in May 2024, all outstanding Series C Preference Shares converted to ordinary shares on a one-for-one basis. The fair value of the Private Placement derivative as of the Conversion Event was $3,005.0 million, which was based on the IPO price of $24.00 per ordinary share, less the liquidation preference of the Series C Preference Shares prior to their conversion. The fair value of the Private Placement derivative increased from December 31, 2023 to the Conversion Event due to an increase in the ordinary share price. As of the Conversion Event, the Group’s Private Placement liability was $1,398.0 million.

The Private Placement liability and the Private Placement derivative were derecognized as of the Conversion Event, which resulted in a $1.8 million increase in share capital and a $4,401.1 million increase in share premium.

For the year ended December 31, 2024, the Company recognized a Private Placement derivative loss of $364.2 million related to the remeasurement of the Private Placement derivative prior to the conversion of the Series C Preference Shares to ordinary shares. For the years ended December 31, 2023 and 2022, the Company recognized a Private Placement derivative loss of $2,007.1 million and a Private Placement derivative gain of $808.5 million, respectively, related to the remeasurement of the Private Placement derivative.